UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 2004

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On September 22, 2004 CanArgo Energy Corporation (OSE: CNR, Amex: CNR) (“CanArgo”) issued a press release announcing that it had closed its global public offering (“Global Offering”) of 75 million shares at US$ 0.50 per share (approximately NOK 3.46 per share).

Gross proceeds from the Global Offering were US$ 37.5 million (approximately 260 million NOK) and US$ 35.25 million (approximately 244 million NOK) after the payment of commissions but before the payment of the expenses of the Global Offering. Including the 75 million shares issued in the Global Offering, as a result of the Global Offering, CanArgo now has 189,118,505 common shares issued and outstanding.

As previously announced, the net proceeds of the issue will be used primarily for capital and operational expenditures in Georgia on the Ninotsminda/Samgori horizontal development program and appraisal of the Manavi oil discovery as well as to repay short-term credit facilities.

In addition CanArgo announced that it will file on September 23 a prospectus supplement with the Oslo Stock Exchange in connection with the listing of the shares issued in the Global Offering.

The shares issued in the Global Public Offering will be listed on Amex on or about Thursday September 23, 2004 and on Oslo Stock Exchange on or about Friday September 24, 2004.

A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 22, 2004, issued by CanArgo Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: September 23, 2004	By:	/s/Liz Landles
Liz Landles, Corporate Secretary